ARTICLES OF MERGER
between
WESTERN ASSET EMERGING MARKETS DEBT
FUND INC.
(a Maryland corporation)
and
WESTERN ASSET WORLDWIDE INCOME FUND
INC.
(a Maryland corporation)
       Western Asset Emerging Markets
Debt Fund Inc., a corporation duly
organized and existing under the laws
of the State of Maryland ("ESD"), and
Western Asset Worldwide Income Fund
Inc., a corporation duly organized and
existing under the laws of the State
of Maryland ("SBW"), do hereby certify
that:
       FIRST:  ESD and SBW agree to
merge.
       SECOND:  The name and place of
incorporation of each party to these
Articles of Merger are Western Asset
Emerging Markets Debt Fund Inc., a
Maryland corporation, and Western
Asset Worldwide Income Fund Inc., a
Maryland corporation.  ESD shall
survive the merger as the successor
corporation and shall continue under
the name "Western Asset Emerging
Markets Debt Fund Inc." as a
corporation incorporated under the
laws of the State of Maryland.
       THIRD:  ESD has its principal
office in the State of Maryland in
Baltimore City.  SBW has its principal
office in the State of Maryland in
Baltimore City and does not own an
interest in land in the State of
Maryland.
       FOURTH:  The terms and
conditions of the transaction set
forth in these Articles of Merger were
advised, authorized, and approved by
each corporation party to these
Articles of Merger in the manner and
by the vote required by its charter and
the laws of the State of Maryland.  The
manner of approval was as follows:
              (a)  The Board of
Directors of ESD at a meeting
held on February 11, 2016 and
February 12, 2016 adopted
resolutions which declared that
the proposed merger was
advisable on substantially the
terms and conditions set forth
or referred to in the
resolutions and directed that
the proposed merger be
submitted for consideration at
a special meeting of
stockholders of ESD.  Notice,
which stated that a purpose of
the special meeting was to act
on the proposed merger, was
given by ESD as required by law.
The proposed merger was
approved at a special meeting of
stockholders held December 12,
2016 by the affirmative vote of
a majority of all of the votes
entitled to be cast on the
matter, voting together.
              (b)  The Board of
Directors of SBW at a meeting
held on February 11, 2016 and
February 12, 2016 adopted
resolutions which declared that
the proposed merger was
advisable on substantially the
terms and conditions set forth
or referred to in the
resolutions and directed that
the proposed merger be
submitted for consideration at
a special meeting of
stockholders of SBW.  Notice,
which stated that a purpose of
the special meeting was to act
on the proposed merger, was
given by SBW as required by law.
The proposed merger was
approved at a special meeting of
stockholders held December 12,
2016 by the affirmative vote of
a majority of all of the votes
entitled to be cast on the
matter, voting together.
       FIFTH:  No amendment to the
charter of ESD is to be effected as a
part of the merger.
       SIXTH:  The total number of
shares of capital stock of all classes
which ESD or SBW, respectively, has
authority to issue, the number of
shares of each class which ESD or SBW,
respectively, has authority to issue,
and the par value of the shares of each
class which ESD or SBW, respectively,
has authority to issue are as follows:
              (a)  The total
number of shares of stock of all
classes which ESD has authority
to issue is 100,000,000 shares,
all of which are designated as
Common Stock, $0.001 par value
per share ("ESD Common Stock").
The aggregate par value of all
the shares of stock of all
classes of ESD is $100,000.
              (b)  The total
number of shares of stock of all
classes which SBW has authority
to issue is 100,000,000, all of
which are designated as Common
Stock, $0.001 par value per
share ("SBW Common Stock").  The
aggregate par value of all the
shares of stock of all classes
of SBW is $100,000.
       SEVENTH:  The charter of ESD is
not amended pursuant to the merger to
reclassify or change the terms of any
class or series of authorized or
outstanding capital stock of ESD.
       EIGHTH:  The manner and basis of
converting or exchanging issued stock
of SBW into different stock of ESD or
other consideration, and the
treatment of any issued stock of the
SBW not to be converted or exchanged
are as follows:
              (a)  Each issued
and outstanding share of
capital stock of ESD on the
effective time of the merger
shall continue, without change
as to class, series or
otherwise, to be an issued and
outstanding share of capital
stock of ESD.
              (b)  Each issued
and outstanding share of SBW
Common Stock on the effective
time of the merger shall be
converted into, and become, an
equivalent dollar amount (to
the nearest $0.0001) of full
shares of ESD Common Stock,
based on the net asset value per
share of SBW Common Stock and
ESD Common Stock calculated at
the close of business of the
customary New York Stock
Exchange trading session
(normally 4:00 p.m. Eastern
Time), or any earlier closing
time that day, on the closing
date of the merger (the "Common
Stock Consideration").  In lieu
of issuance of fractional
shares of ESD Common Stock, cash
will be paid in an amount equal
to the value of the fractional
shares of ESD Common Stock each
former holder of SBW Common
Stock would otherwise have
received in the merger (the
"Common Cash Consideration"
and, together with the Common
Stock Consideration, the
"Common Merger
Consideration").
              (c) As soon as
practicable following the
effective date of the merger,
each holder of issued and
outstanding shares of SBW
Common Stock shall be entitled
to surrender to ESD the
certificates or book-entry
shares representing the shares
of SBW Common Stock held by such
holder immediately prior to the
effective time of the merger,
and, upon such surrender, shall
be entitled to receive the
Common Merger Consideration,
without interest.
       NINTH:  The merger shall become
effective at 54:3000 p.m. on December
__,16, 2016.




IN WITNESS WHEREOF, each of
Western Asset Emerging Markets Debt
Fund Inc. and Western Asset Worldwide
Income Fund Inc. has caused these
presents to be signed in its name and
on its behalf by its President,
Chairman and Chief Executive Officer
and witnessed by its Assistant
Secretary on December __,16, 2016.
WITNESS/ATTEST:	WESTERN ASSET EMERGING MARKETS		 DEBT FUND INC.
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 By:		By:
       George P. Hoyt,
Jane E. Trust,
      Assistant Secretary
President, Chairman and

Chief Executive Officer
WITNESS/ATTEST:	WESTERN ASSET WORLDWIDE 		INCOME FUND INC.
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 By:		By:
       George P. Hoyt,
Jane E. Trust,
      Assistant Secretary
President, Chairman and

Chief Executive Officer



THE UNDERSIGNED, President,
Chairman and Chief Executive Officer
of Western Asset Emerging Markets Debt
Fund Inc., who executed on behalf of
said corporation the foregoing
Articles of Merger of which this
certificate is made a part, hereby
acknowledges in the name and on behalf
of said corporation the foregoing
Articles of Merger to be the corporate
act of said corporation and hereby
certifies that to the best of his
knowledge, information and belief the
matters and facts set forth therein
with respect to the authorization and
approval thereof are true in all
material respects under the penalties
of perjury.


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          THE UNDERSIGNED, President,
Chairman and Chief Executive Officer
of Western Asset Worldwide Income Fund
Inc., who executed on behalf of said
corporation the foregoing Articles of
Merger of which this certificate is
made a part, hereby acknowledges in
the name and on behalf of said
corporation the foregoing Articles of
Merger to be the corporate act of said
corporation and hereby certifies that
to the best of his knowledge,
information and belief the matters and
facts set forth therein with respect
to the authorization and approval
thereof are true in all material
respects under the penalties of
perjury.


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ny-1257957

ny-1257957

SBW - ESD Articles of Merger
ny-1257957

ny-1257957